UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2017

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NEWGEN BIOPHARMA CORP.
(Exact Name of Registrant as Specified in its Charter)

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Nevada	333-178741	81-5332421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

506 2nd Avenue, Suite 1400, Seattle, WA	98104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 855-624-4793

Former Name or Former Address, if Changed Since Last Report:

N/A

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

Name Change

On March 31, 2017, NewGen BioPharma Corp., a Nevada corporation (the “Company”), filed an application to change its name to Greenwind Holdings Inc. The name change is being made pursuant to Nevada Revised Statutes 92A.180 and 92A.200 by merging a wholly-owned subsidiary of the Company with and into the Company. The Company is the surviving corporation in the merger, and in connection with the merger, the Company’s Articles of Incorporation will be amended to change the Company’s corporate name to Greenwind Holdings Inc. On April 3, 2017, the Company filed an Issuer Company Related Action Notification with FINRA to effect the name change, and the Company’s application is currently under review by FINRA. The name change will be effective on or about April 17, 2017 upon review and approval by FINRA.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewGen BioPharma Corp., a Nevada Corporation

Dated: April 5, 2017	By:	/s/ Bradford Long
Bradford Long
President

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